                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL
--------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________ __, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

--------------------------------------------------------------------------------


                              RIVER HOLDING CORP.

                             LETTER OF TRANSMITTAL

           11 1/2% SENIOR EXCHANGEABLE PIK PREFERRED STOCK DUE 2010


            To: U.S. Trust Company of New York, The Exchange Agent

By Registered or Certified Mail:                 By Overnight Courier and By Hand after 4:30 p.m.:

United States Trust Company of New York          United States Trust Company of New York
P.O. Box 843 Cooper Station                      770 Broadway, 13th Floor
New York, New York 10276                         New York, New York 10003
Attention:  Corporate Trust Services

By Hand before 4:30 p.m.:                        By Facsimile:

United States Trust Company of New York          (212) 780-0592
111 Broadway                                     Attention: Customer Service
New York, New York 10006
Attention:  Lower Level                          Confirm by telephone:
            Corporate Trust Window               (800) 548-6565

          Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

          The undersigned acknowledges that he or she has received the Prospectus dated June __, 1998, (the "Prospectus") of River Holding Corp. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange
11 1/2% Series B Senior Exchangeable PIK Preferred Stock due 2010 (the "Exchange Preferred Stock") which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for its outstanding 11 1/2% Senior Exchangeable PIK Preferred Stock (the "Preferred Stock"), of which 300,000 shares are outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

          The Letter of Transmittal is to be used by Holders of Preferred Stock
(i) if certificates representing the Preferred Stock are to be physically delivered herewith; or (ii) if tender of Preferred Stock is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Preferred Stock; or (iii) if tender of Preferred Stock is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

          The term "Holder" with respect to the Exchange Offer means any person
(i) in whose name Preferred Stock is registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder; or (ii) whose Preferred Stock is held of record by DTC who desires to deliver such Preferred Stock by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Preferred Stock must complete this letter in its entirety.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

------------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF 11 1/2% SENIOR EXCHANGEABLE PIK PREFERRED STOCK
                                              ("PREFERRED STOCK"):
------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF        NUMBER OF SHARES REPRESENTED BY CERTIFICATE(S)    NUMBER OF SHARES TENDERED*
REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK)
------------------------------------------------------------------------------------------------------------------
                                  ________________________________________________________________________________

                                  ________________________________________________________________________________

                                  ________________________________________________________________________________

                                  ________________________________________________________________________________
                                  Total

------------------------------------------------------------------------------------------------------------------
 *   Unless indicated in the column labeled "Number of Shares Tendered," any tendering Holder of Preferred Stock will be deemed to have tendered the entire number of shares represented by the column labeled "Number of
     Shares Represented by Certificate(s)."

     If the space provided above is inadequate, list the number of shares on a separate signed schedule and affix the list to this Letter of Transmittal.
------------------------------------------------------------------------------------------------------------------

SPECIAL PAYMENT INSTRUCTIONS                                           SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4, 5 AND 6)                                      (SEE EXCHANGE INSTRUCTIONS 4, 5 AND 6)

To be completed ONLY if certificates for Preferred          To be completed ONLY if certificates for shares of
 Stock not tendered or not accepted for exchange, or        Preferred Stock not tendered or not accepted for
 Exchange Preferred Stock issued in exchange for            exchange, or shares of Exchange Preferred Stock
 Preferred Stock accepted for exchange, are to be           issued in exchange for Preferred Stock accepted for
 issued in the name of someone other than the               exchange, are to be sent to someone other than the
 undersigned, or if the shares of Preferred Stock           undersigned, or to the undersigned at an address
 tendered by book-entry transfer that are not accepted      other than that shown above.
 for exchange are to be credited to an account
 maintained by DTC.
                                                            MAIL TO:
ISSUE CERTIFICATE(S) TO:
                                                            Name_____________________________________
Name_____________________________________                                      (Please Print)
             (Please Print)
                                                            Address___________________________________
Address___________________________________
                                                            __________________________________________
__________________________________________                                   (Include Zip Code)
         (Include Zip Code)                                 __________________________________________
__________________________________________                  (Tax Identification or Social Security No.)
(Tax Identification or Social Security No.)

----------------------------------------------------------------------------------------------------------------


[_] CHECK HERE IF TENDERED PREFERRED STOCK IS BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:          __________________________________
     DTC Book-Entry Account No.              __________________________________
     Transaction Code No.                    __________________________________

[_]  CHECK HERE IF YOU ARE A BROKER-DEALER.

  Name:                                      __________________________________
  Address:                                   __________________________________
                                             __________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND ANY OF THE PREFERRED STOCK YOU ARE TENDERING WAS ACQUIRED DIRECTLY FROM THE COMPANY.

     Number of Shares of Tendered Preferred Stock
     Acquired from the Company:                       ________________________

LADIES AND GENTLEMEN:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the shares of Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the shares of Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Preferred Stock tendered hereby.
The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Preferred Stock with full power of substitution to (i) deliver certificates for such Preferred Stock to the Company, or transfer ownership of such Preferred Stock on the account books maintained by DTC, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and (ii) present such Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company.
THE UNDERSIGNED HEREBY FURTHER REPRESENTS THAT ANY EXCHANGE PREFERRED STOCK ACQUIRED IN EXCHANGE FOR PREFERRED STOCK TENDERED HEREBY WILL HAVE BEEN ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE HOLDER RECEIVING SUCH EXCHANGE PREFERRED STOCK, WHETHER OR NOT THE UNDERSIGNED, THAT NEITHER THE HOLDER NOR ANY SUCH OTHER PERSON HAS AN ARRANGEMENT WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH EXCHANGE PREFERRED STOCK AND THAT NEITHER THE HOLDER NOR ANY SUCH OTHER PERSON IS AN "AFFILIATE," AS DEFINED UNDER RULE 405 OF THE SECURITIES ACT, OF THE COMPANY OR ANY OF ITS SUBSIDIARIES. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Preferred Stock.
If the undersigned is a broker-dealer that will receive Exchange Preferred Stock, it represents that, except to the extent indicated at the bottom of the preceding page, the Preferred Stock to be exchanged for Exchange Preferred Stock was acquired as a result of market-making activities or other trading activities and not acquired directly from the Company, and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. IF THE UNDERSIGNED IS A BROKER-DEALER, IT ACKNOWLEDGES THAT IT MAY NOT USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE PREFERRED STOCK RECEIVED IN EXCHANGE FOR PREFERRED STOCK THAT WAS ACQUIRED DIRECTLY FROM THE COMPANY. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Preferred Stock tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Preferred Stock when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Preferred Stock is not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Preferred Stock will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Payment Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the Exchange Preferred Stock issued in exchange for the Preferred Stock accepted for exchange and return any Preferred Stock not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Preferred Stock tendered by DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Preferred Stock issued in exchange for the Preferred Stock accepted for exchange and any certificates for Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and

"Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Preferred Stock issued in exchange for the Preferred Stock accepted for exchange and return any Preferred Stock not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Preferred Stock so tendered.

     Holders of Preferred Stock who wish to tender their Preferred Stock and (i) whose Preferred Stock is not immediately available, or (ii) who cannot deliver their Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.


                        PLEASE SIGN HERE WHETHER OR NOT
              PREFERRED STOCK IS BEING PHYSICALLY TENDERED HEREBY


X
---------------------------------------   -------------------------------------
                                                       Date

X
---------------------------------------   -------------------------------------
 Signature(s) of Registered Holder(s)                  Date
        or Authorized Signatory

Area Code and Telephone Number:
                               -----------------------------

          The above lines must be signed by the registered holder(s) of Preferred Stock as their name(s) appear(s) on the Preferred Stock or, if the Preferred Stock is tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Preferred Stock, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Preferred Stock to which this Letter of Transmittal relates is held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Names(s):
               ----------------------------------------------------------------

               ----------------------------------------------------------------
                                       (Please Print)

Capacity:
               ----------------------------------------------------------------
Address:
               ----------------------------------------------------------------
                                     (Include Zip Code)


               Signature(s) Guaranteed by an Eligible Institution:
               (If required by Instruction 4)


               ----------------------------------------------------------------
                                  (Authorized Signature)

               ----------------------------------------------------------------
                                     (Name of Firm)

               Dated:                   , 1998
                     -------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND PREFERRED STOCK. The tendered Preferred Stock (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Preferred Stock delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Preferred Stock should be sent to the Company.

     Holders who wish to tender their Preferred Stock and (i) whose Preferred Stock is not immediately available; or (ii) who cannot deliver their Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to 5:00 P.M., New York City time, on the Expiration Date must tender their Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an institution which falls within the definition of "Eligible Guarantor Institution" contained in Regulation 17Ad-15 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, which is a member of one of the following recognized signature guarantee programs: (A) the Securities Transfer Agents Medallion Program (STAMP), (B) the New York Stock Exchange Medallion Signature Program (MSP) or (C) the Stock Exchange Medallion Program
(SEMP) (each, an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Preferred Stock and the principal amount of Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Preferred Stock (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Preferred Stock in proper form for transfer (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "Exchange Offer - Guaranteed Delivery Procedures." Any Holder of Preferred Stock who wishes to tender his or her Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Preferred Stock according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Preferred Stock and withdrawal of tendered Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Preferred Stock not properly tendered or any Preferred Stock the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Preferred Stock. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Preferred Stock must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Preferred Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Preferred Stock received by the Exchange

Agent that is not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Preferred Stock, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. TENDER BY HOLDER. Only a Holder of Preferred Stock may tender such Preferred Stock in the Exchange Offer. Any beneficial holder of Preferred Stock who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Preferred Stock, either make appropriate arrangements to register ownership of the Preferred Stock in such Holder's name or obtain a properly completed bond power from the registered holder.

     3. PARTIAL TENDERS. If less than the entire number of shares on any certificate representing Preferred Stock is tendered, the tendering Holder should fill in the number of shares tendered in the third column of the box entitled "Description of 11 1/2% Senior Exchangeable PIK Preferred Stock due 2010 (the "Preferred Stock") above. The number of shares of Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares on any certificate representing Preferred Stock is not tendered, then Preferred Stock not tendered and a certificate or certificates representing Exchange Preferred Stock issued in exchange for any Preferred Stock accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Preferred Stock are accepted for exchange.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the Preferred Stock or, if the Preferred Stock is tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Preferred Stock, without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Preferred Stock tendered and the certificate or certificates for Exchange Preferred Stock issued in exchange therefor are to be issued (or any untendered principal amount of Preferred Stock is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Preferred Stock, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Preferred Stock tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Preferred Stock listed, such Preferred Stock must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder or Holders appears on the Preferred Stock.

     If this Letter of Transmittal (or facsimile hereof) or any Preferred Stock or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Preferred Stock or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Except as otherwise provided below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Preferred Stock tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions;" or (ii) such Preferred Stock are tendered for the account of an Eligible Institution.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Preferred Stock or substitute certificates for shares of Preferred Stock not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Preferred Stock through DTC, if different from DTC).
In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     6. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a Holder whose offered Preferred Stock is accepted for exchange must provide the Company (as payor) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such Holder of Exchange Preferred Stock may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS by the Holder. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See instructions to the enclosed Form W-9.

     To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding; (ii) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Preferred Stock are in more than one name or are not in the name of the actual owner, consult the Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing Exchange Preferred Stock or Preferred Stock for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Preferred Stock tendered hereby, or if tendered Preferred Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Preferred Stock listed in this Letter of Transmittal.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Preferred Stock tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED PREFERRED STOCK. Any tendering Holder whose Preferred Stock has been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.



                         (DO NOT WRITE IN SPACE BELOW)
            -------------------------------------------------------
               CERTIFICATE        SHARES OF         SHARES OF
               SURRENDERED     PREFERRED STOCK   PREFERRED STOCK
                                  TENDERED          ACCEPTED
            -------------------------------------------------------

            -------------------------------------------------------

            -------------------------------------------------------


Delivery Prepared by____________________ Checked By____________ Date__________

------------------------------------------------------------------------------------------------------------------------------
Name (If joint names, see attached guidelines)

------------------------------------------------------------------------------------------------------------------------------
Business name (Sole proprietors, see attached guidelines)

------------------------------------------------------------------------------------------------------------------------------
Please check appropriate box:  [_] Individual/Sole Proprietor  [_] Corporation
                               [_] Partnership                 [_] Other
------------------------------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)

------------------------------------------------------------------------------------------------------------------------------
City, state, and ZIP code

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     PART  I --  TAXPAYER IDENTIFICATION NO.                                 PART II -- FOR PAYEES
                                                                                                       EXEMPT FROM BACKUP
Form W-9                                                                                               WITHHOLDING
Department of the Treasury          Enter your taxpayer                                                (SEE ENCLOSED
Internal Revenue Service            identification number in the                                       GUIDELINES)
                                    appropriate box.  For most
                                    individuals, this is your social        ------------------------
Payer's Request for Taxpayer        security number.  If you do not         Social Security Number
Identification Number (TIN)         have a number, see How to
                                    Obtain a "TIN" in the enclosed
                                    Guidelines.


                                    Note:  If the account is more           ------------------------
                                    than one name, see the chart in         Employer Identification
                                    enclosed Guidelines to                           Number
                                    determine what number to give.


-----------------------------------------------------------------------------------------------------------------------------
PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).


-------------------------------------------------------------------------------------------------------------------------


SIGNATURE                                                                             DATE                       , 1998
         --------------------------------------------------------------------             ----------------------
-------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
  ANY PAYMENTS MADE TO YOU. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you are required to withhold and pay to IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

  If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:
  (1) You do not furnish your TIN to the requester, or
  (2) IRS notifies the requester that you furnished an incorrect TIN, or
  (3) You are notified by IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for interest and dividend accounts only), or
  (4) You fail to certify to the requester that you are not subject to backup withholding under (3) above (for interest and dividend accounts opened after 1983 only), or
  (5) You fail to certify your TIN. This applies only to interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.
  For other payments, you are subject to backup withholding only if (1) or (2) above applies.

  Certain Payees and payments are exempt from backup withholding and information reporting. See payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Specific Instructions below if you are an exempt payee.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING. -- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13), and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

  11.  A corporation.
  12. An organization exempt from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under 403(b)(7).
  13.  The United States or any of its agencies or instrumentalities.
  14. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
  15. A foreign government or any of its political subdivisions, agencies or instrumentalities.
  16. An international organization or any of its agencies or instrumentalities.
  17.  A foreign central bank of issue.
  18. A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
  19. A futures commission merchant registered with the Commodity Futures Trading Commission.
  20.  A real estate investment trust.
  21. An entity registered at all times during the tax year under the Investment Company Act of 1940.
  22.  A common trust fund operated by a bank under section 584(a).
  23.  A financial institution.
  24. A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Securities, Inc., Nominee List.
  25. A trust exempt from tax under section 664 or described in section 4947. Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:
 . Payments to nonresident aliens subject to withholding under section 1441.
 . Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.
  Payments of interest generally not subject to backup withholding include the following:
 . Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under such sections.

PENALTIES

FAILURE TO FURNISH TIN. -- If you fail to furnish your TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal laws, the requester may be subject to civil and criminal penalties.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

SPECIFIC INSTRUCTIONS

NAME. -- If you are an individual, generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name and both the last name shown on your social security card and your new last name.

SIGNING THE CERTIFICATION. --

(1) INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS THAT WERE CONSIDERED ACTIVE DURING 1983. -- You are not required to sign the certification; however, you may do so. You are required to provide your correct TIN.

(2) INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS THAT WERE CONSIDERED INACTIVE DURING 1983. -- You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item (2) in the certification before signing the form.

(3) OTHER PAYMENTS. -- You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requestor's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

(4) EXEMPT PAYEES AND PAYMENTS -- If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

(5) TIN "APPLIED FOR." -- Follow the instructions under How To Obtain a TIN, on page 1, sign and date this form.

SIGNATURE.-- For a joint account, only the person whose TIN is shown in Part I should sign the form.

PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct taxpayer identification number (TIN) to persons who must file information returns with IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement arrangement
(IRA). IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                      NUMBER (TIN) ON SUBSTITUTE FORM W-9
             (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -
- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------
                                                 GIVE THE
FOR THIS TYPE OF ACCOUNT:                        SOCIAL SECURITY
                                                 NUMBER OF --
--------------------------------------------------------------------------

1.     An individual's account                   The individual

2.     Two or more individuals                   The actual owner of the
       (joint account)                           account or, if combined
                                                 funds, any one of the
                                                 individuals (1)


3.     Custodian account of a minor              The minor (2)
       (Uniform Gift to Minors Act)

4. a.  The usual revocable savings trust         The grantor-trustee (1)
       account (grantor is also trustee)

   b.  So-called trust account that is not       The actual owner (1)
       a legal or valid trust under State
       law

5.     Sole proprietorship account               The owner (3)

6.     Sole Proprietorship                       The owner (3)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                 GIVE THE
FOR THIS TYPE OF ACCOUNT:                        EMPLOYER
                                                 IDENTIFICATION
                                                 NUMBER OF --
--------------------------------------------------------------------------

7.   A valid trust, estate, or pension           The legal entity (5)
     trust

8.   Corporate account                           The corporation

9.   Association, club, religious,               The organization
     charitable, educational or other tax-
     exempt organization account

10.  Partnership account held in the             The partnership
     name of the business

11.  A broker or registered nominee              The broker or nominee

12.  Account with the Department of              The public entity
     Agriculture in the name of a public
     entity (such as a State or local
     government, school district, or
     prison) that receives agricultural
     program payments
--------------------------------------------------------------------------

(1)    List first and circle the name of the person whose number you furnish.

(2)    Circle the minor's name and furnish the minor's social security number.

(3)    Show the name of the owner.

(5) List first and circle the name of the valid trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.